EXHIBIT 10.1

                              ASSIGNMENT AGREEMENT

This Agreement is made as of February 14, 2001.

BETWEEN:

                  LIONS GATE INVESTMENT LIMITED,
                  -----------------------------
                  of Suite 2901, 1201 Marinaside Crescent,
                  Vancouver, British Columbia, V6Z 2V2

                  (the "Assignee")

AND:

                  N.D.G. SMITH,
                  ------------
                  of 2271, Flanders Avenue, S.W.,
                  Calgary, Alberta, T2T 5K9

                  (the "Assignor")

WHEREAS:

A. The Assignor owns a 2% overriding royalty (the "Royalty") over certain petroleum producing lands in the Province of Alberta, Canada known as Edgerton "27", TWP 42, RGE 3, W4M, Section 27 granted by Harbour Petroleum Company Limited;

B. The Assignor wishes to assign the Royalty to the Assignee in consideration for common shares of the Assignee;

IN CONSIDERATION OF THE sum of Ten Dollars ($10.00) paid by each party to the other (the receipt and sufficiency of which is hereby acknowledged) the parties hereto agree as follows:


1. The Assignor hereby sells, assigns and transfers to the Assignee all of his right, title and interest in and to the Royalty and the royalty agreement as it pertains to the Royalty dated August 4, 1981 between Harbour Petroleum Company Limited and N.D.G. Smith (the "Royalty Agreement").


2. In consideration for assigning the Royalty to the Assignee, the Assignee agrees to issue the Assignor 100,000 common shares at a deemed value of $0.50 per share.

3. Commencing March 1, 2001, all royalty payments due under the Royalty Agreement shall accrue to the Assignee and shall be deposited to the credit of the Assignee.

4. The summary of royalty payments received by the Assignor for 1999 and 2000 attached as Schedule "A" to this agreement are true and accurate in all respects and representative of historical royalties paid under the Royalty Agreement.

5. The Royalty Agreement attached as Schedule "B" to this agreement is a true copy of the Royalty Agreement under which the Assignor acquired the Royalty.

6. This Agreement shall be governed by and construed in accordance with the laws of Alberta.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns.

8. This Agreement may be executed in several counterparts each of which when executed by any party hereto will be deemed to be an original and such counterparts will together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto the day and year first above written.

LIONS GATE INVESTMENT LIMITED

Per:     /s/ Keith Ebert
         --------------------------------------------
         Keith Ebert, President and Director

SIGNED, SEALED AND DELIVERED                         )
by N. DESMOND SMITH in the                           )
presence of:                                         )
                                                     )
                                                     )
--------------------------------                     )
Witness                                              )
                                                     )
--------------------------------                     )      /s/ N. Desmond Smith
Address                                              )      N. DESMOND SMITH
                                                     )
--------------------------------                     )
                                                     )
                                                     )
--------------------------------                     )
Occupation                                           )





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                                  SCHEDULE "A"
                 TO ASSIGNMENT AGREEMENT DATED FEBRUARY 14, 2001

    ---------------------------------------------------------------------
                                      1999                  2000
        PRODUCTION MONTH             AMOUNT                AMOUNT

    ---------------------------------------------------------------------
        January                      $398.27               $635.59
    ---------------------------------------------------------------------
        February                     $310.86               $939.00
    ---------------------------------------------------------------------
        March                        $430.13               $979.61
    ---------------------------------------------------------------------
        April                        $572.05               $969.94
    ---------------------------------------------------------------------
        May                          $775.56             $1,088.83
    ---------------------------------------------------------------------
        June                         $617.09               $974.81
    ---------------------------------------------------------------------
        July                         $744.62               $862.73
    ---------------------------------------------------------------------
        August                       $776.34               $822.54
    ---------------------------------------------------------------------
        September                    $828.60               $827.40
    ---------------------------------------------------------------------
        October                      $887.40               $670.06
    ---------------------------------------------------------------------
        November                     $789.13            Not yet paid
    ---------------------------------------------------------------------
        December                     $760.30            Not yet paid
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
        Total                      $7,890.35             $8,770.51
    ---------------------------------------------------------------------
        Avg/Mo.                      $657.53               $877.05
    ---------------------------------------------------------------------